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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration
Statement (Form S-8 No. 333-     ) pertaining to the 2000 Stock Incentive
Plan of Aftermarket Technology Corp. of our report dated February 17, 2000, with respect to the consolidated financial statements and schedule of Aftermarket Technology Corp. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

                              /s/ ERNST & YOUNG LLP
Chicago, Illinois
May 19, 2000